                                                                  EXHIBIT 10.14


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO SUCH REGISTRATION.

                                PROMISSORY NOTE

Principal:  $125,000                                               May 18, 1998
                                                              Boulder, Colorado

         FOR VALUE RECEIVED the undersigned, K.C. Nicolaou, Ph.D., his successors or assigns ("Borrower"), promises to pay to the order of ARRAY BIOPHARMA INC. ("Lender") on the Due Date (as defined below), (i) $125,000 which equals the principal amount loaned to Borrower by Lender under this Note and (ii) interest on the unpaid principal outstanding, which shall accrue from the date of this Note until paid in full at the simple rate of six percent (6%) per annum. Interest shall accrue at the simple rate of twelve percent (12%) per annum, upon default under the Note, until paid in full.

         DUE DATE. The "Due Date" as used in this Note shall be the earlier of
(i) four years from the date of this Note, or (ii) upon voluntary termination of Borrower's employment and consultancy with the Company.

         PREPAYMENT. Principal, interest and any charges may be prepaid in whole or in part at any time without penalty or premium. Prepayments will be applied first to accrued interest, then to additional charges and then to principal.

         SECURITY. Payment and performance of Borrower's obligations under this Note shall be secured by a pledge of Borrower's stock in Lender, as set forth in that certain Pledge Agreement between Borrower and Lender, of equal date herewith.

         EVENTS OF DEFAULT. Borrower shall be in default under this Note upon the happening of any of the following (each, an "Event of Default"): (a) Borrower's failure to make any payment under this Note when due; (b) Borrower's failure to perform or comply with any term, covenant, or condition of this Note; (c) if the collateral or any part thereof securing Lender's security interest is seized or levied upon under legal process, or is placed under any lien or encumbrance; (d) if any representation, warranty or statement made by Borrower herein proves untrue or incomplete in any material respect; (e) if Borrower becomes insolvent or enters into negotiations with creditors with regard to a composition or rescheduling of any material portion of his debt, makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a trustee or receiver for Borrower or for any major part of its property and such trustee or receiver is not discharged within 30 days after such appointment; (f) if Bankruptcy, reorganization, arrangements, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy law or similar law for the relief of debtors, are instituted by or against Borrower, and if instituted against Borrower, such proceedings are allowed against Borrower or are consented to by Borrower and are not dismissed within 30 days after such institution; provided, however, that for any event specified in clauses (a), (b), or (c) above, an Event of Default shall not have occurred unless Borrower has been given written notice of such default and fails to cure the default within 30 days from the date a notice of default is given to Borrower.

         Except as provided in the last clause of the immediately preceding paragraph, upon the occurrence of an Event of Default, then and in such event, Lender may declare this Note immediately due and payable.

         USE OF PROCEEDS. Borrower acknowledges that all of the proceeds represented by this Note have been used to purchase Lender's Common Stock pledged to secure this Note.

         WAIVER. The acceptance by Lender of any partial payment or any payment made hereunder after the time when any obligation under this Note becomes due and payable will not establish a custom, or waive any rights of Lender to enforce prompt and full payment hereof. Borrower and any endorser hereof waives presentment, demand and protest and notice of presentment, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note.

         ARBITRATION; COSTS OF COLLECTION. Any disputes arising under this Note shall be subject to final and binding arbitration under the commercial arbitration rules of the American Arbitration Association before a single independent arbitrator selected by the parties (or if the parties do not agree as to the selection of the arbitrator within ten days of the submission of the dispute to arbitration, by a commercial arbitrator selected by the AAA within ten days thereafter). Each party consents to submit to arbitration in Denver or Boulder, Colorado. The arbitrators award may, but is not required to be, submitted to a court of competent jurisdiction to be entered as a final judgment and enforced accordingly. The prevailing party shall be entitled to an award of all fees and costs, including attorneys' fees, reasonably incurred.

         REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that (i) Borrower is a resident of the state of Colorado, (ii) no litigation, arbitration, government investigation or other action or proceeding is pending, or to the knowledge of Borrower, threatened against Borrower; and
(iii) Borrower has no material debts, liabilities or other obligations that subordinate Lender's security interest in, or otherwise lien or encumber the secured collateral.

         SET-OFF. Any deposits or other sums at any time credited or payable by or due from Lender to Borrower may be applied by Lender or Borrower to or set off by Lender or Borrower against Borrower's obligations hereunder. Any funds, cash, cash equivalents, securities, instruments, documents or other assets of Borrower in possession or control of Lender or its affiliates or bailees for any purpose may at any time be reduced to cash and applied by Lender to or set off by Lender against Borrower's obligations hereunder.

         SEVERABILITY. If any provision of this Note or the application thereof or any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances will not be affected thereby and the provision of this Note shall be severable in any such instance.

         GOVERNING LAW. This Note is governed and controlled by the laws of Colorado (without regard to the choice to provisions thereof) as to interpretation, enforcement, validity, construction, effect and in other respects.

         MODIFICATIONS. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.



                                             /s/ K.C. NICOLAOU
                                             ----------------------------
                                             K.C. Nicolaou, Ph.D.

                                PLEDGE AGREEMENT

                  PLEDGE AGREEMENT dated as of May 18, 1998, between K.C. Nicolaou, Ph.D., ("Pledgee"), and ARRAY BIOPHARMA INC., a Delaware corporation (the "Company ").

                                    RECITALS

                  A. Pledgee has executed a Promissory Note dated as of March 18, 1998 payable to the Company in the principal amount of $125,000 (the "Note").

                  B. Pledgee is willing to secure the due and punctual payment of the principal and interest of the Note in accordance with the terms thereof and all other amounts payable in respect thereof, including without limitation any costs and expenses incurred in connection with the realization of the security for which this Agreement provides and any costs and expenses of any proceedings to which this Agreement may give rise (all such payments, obligations, costs and expenses, collectively, the "Obligations").

                                   AGREEMENT

                  In consideration of the mutual promises set forth herein and subject to the terms and conditions hereof, the parties hereto agree as follows:

                                   ARTICLE I
                                     PLEDGE

                  As collateral security for payment in full of the Obligations, Pledgee hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Company and grants to the Company a security interest in 648,404 shares of common stock, par value $0.001 per share, of the Company (the "Pledged Shares"), together with a separate assignment executed in blank, attached hereto as Exhibit A.

                                   ARTICLE II
                                 PLEDGED SHARES

                  2.01 RIGHTS OF PLEDGEE IN PLEDGED SHARES. So long as there shall not have occurred and be continuing an Event of Default hereunder, Pledgee may exercise any and all rights and powers relating or pertaining to the Pledged Shares for any purpose not inconsistent with the terms of this Agreement, including without limitation the right to vote the Pledged Shares, whether at a meeting of shareholders or by consent in lieu of a meeting, and the right to receive and retain any and all cash distributions, if any, paid by the Company with respect to the Pledged Shares.

                  2.02 TRANSFER OF PLEDGED SHARES. The Company shall not assign, transfer or deliver any of the Pledged Shares to any person unless and until an Event of Default hereunder shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default hereunder, the Company may assign, transfer or deliver any of the Pledged Shares to any transferee of any interest in the Note and thereafter shall be fully discharged from all responsibility with respect to such Pledged Shares, but the Company shall retain all rights and powers hereunder with respect to any of the Pledged Shares remaining.

                                  ARTICLE III
                                    DEFAULT

                  3.01 EVENTS OF DEFAULT. Events of Default shall be as defined in the Note.

                  3.02 REMEDIES. (a) If an Event of Default shall have occurred and be continuing, the Company may acquire the Pledged Shares or may arrange for their sale to another party.

                  (b) The proceeds of the sale of all or any part of the Pledged Shares shall be applied first to expenses of sale, including attorney's fees, and then toward the satisfaction of all amounts owing on the Note and the other Obligations and any remaining surplus shall be paid to Pledgee.

                  (c) No failure on the part of the Company to exercise, and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy by the Company preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and not exclusive of any other remedies provided by law.

                                   ARTICLE IV
                                  TERMINATION

                  This Agreement shall terminate, and the Company shall return to Pledgee such of the Pledged Shares as shall not have been exchanged, released, transferred, sold, conveyed or otherwise disposed of in accordance with this Agreement, upon satisfaction in full of the Obligations.

                                   ARTICLE V
                                 MISCELLANEOUS

                  5.01 THE COMPANY APPOINTED ATTORNEY-IN-FACT. Pledgee hereby constitutes and appoints the Company, with unlimited powers of substitution, the attorney-in-fact of Pledgee for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Company or such person authorized by the Company may deem necessary or advisable to accomplish the purpose hereof, which appointment is irrevocable and coupled with an interest.

                  5.02 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Colorado.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   PLEDGEE:

                                   /s/ K.C. NICOLAOU
                                   --------------------------
                                   K.C. Nicolaou, Ph.D.


                                   COMPANY:

                                   ARRAY BIOPHARMA INC.,
                                     a Delaware corporation

                                   By: /s/ KEVIN KOCH
                                      -----------------------
                                   Its:
                                       ----------------------

                            IRREVOCABLE STOCK POWER



KNOW ALL MEN BY THESE PRESENTS:

That K.C. Nicolaou, Ph.D., the undersigned, FOR VALUE RECEIVED,hereby bargained, sold, assigned and transferred and by these presents hereby bargains, sells, assigns and transfers unto Array BioPharma Inc., 648,404 shares of the Common Stock of Array BioPharma Inc. standing in the name of the undersigned on the books of the said Array BioPharma Inc. represented by Certificate No.____ AND the undersigned hereby constitutes and appoints Array BioPharma Inc. as attorney-in-fact, IRREVOCABLY, to sell, assign, transfer, hypothecate, pledge and make over all or any part of the said stock and for that purpose to make and execute all necessary acts of assignment and transfer thereof, and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney-in-fact or a substitute or substitutes shall lawfully do by virtue hereof.


                                                  /s/ K.C. NICOLAOU
                                                  -----------------------------
                                                  K.C. Nicolaou, Ph.D.

STATE OF
        ---------------   )
COUNTY OF                 )SS.
-         -------------   )


The foregoing instrument was signed and acknowledged before me this ___ day of ________, 1998, by K.C. Nicolaou, Ph.D.



                                        Witness by hand and official seal

                                        My commission expires ______________.


                                        ---------------------------------------
                                        Notary

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT

===============================================================================

State of California
         ------------------
County of San Diego
          -----------------

On June 25, 1998 before me, Lina G. Quinsaat, Notary Public,
   -------------            ---------------------------------
       DATE                 NAME, TITLE OF OFFICER o E.G.,
                            "JANE DOE, NOTARY PUBLIC"
personally appeared K.C. NICOLAOU,
                    ----------------------------------------
                    NAME(S) OF SIGNER(S)
[X] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person whose name is
                                      subscribed to the within instrument and
                                      acknowledged to me that he executed the
                                      same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


                                      WITNESS my hand and official seal.

                                      /s/ LINA G. QUINSAAT
                                      -----------------------------------------
                                                SIGNATURE OF NOTARY
             [STAMP]

        LINA G. QUINSAAT
          COMM.#1031036
   Notary Public - California
        SAN DIEGO COUNTY
  My Comm. Expires JUL 25, 1998


================================== OPTIONAL ===================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.


CAPACITY CLAIMED BY SIGNER         DESCRIPTION OF ATTACHED DOCUMENT
                                   ARRAY BIOPHARMA INC.
[X] INDIVIDUAL
[ ] CORPORATE OFFICER              IRREVOCABLE STOCK POWER
                                   --------------------------------------
    --------------------------           TITLE OR TYPE OF DOCUMENT
            TITLE(S)

[ ] PARTNER(S)      [ ] LIMITED         ONE
                    [ ] GENERAL    --------------------------------------
[ ] ATTORNEY-IN-FACT                         NUMBER OF PAGES
[ ] TRUSTEE(S)
[ ] GUARDIAN/CONSERVATOR                NONE
[ ] OTHER:                         --------------------------------------
          --------------------               DATE OF DOCUMENT
    --------------------------
    --------------------------          NONE
                                   --------------------------------------
SIGNER IS REPRESENTING:              SIGNER(S) OTHER THAN NAMED ABOVE
NAME OF PERSON(S) OR ENTITY(IES)

-------------------------------
-------------------------------


===============================================================================

                                 [CERTIFICATE]

The shares represented by this certificate are subject to the restrictive legends on the reverse side hereof.

================================================================================
                  -------------------------------------------
                  INCORPORATED UNDER THE LAWS OF THE STATE OF
                  -------------------------------------------

                                   DELAWARE

    --------                                                    ---------
     NUMBER                                                      SHARES
      C-6                                                        648,404
    --------                                                    ---------

    ---------------------------------------------------------------------
                             ARRAY BIOPHARMA INC.

                                 Common Stock

                        SHARES ARE WITH $.001 PAR VALUE
    ---------------------------------------------------------------------

THIS CERTIFIES THAT K.C. NICOLAOU, PH.D. is the owner of Six Hundred Forty-Eight Thousand Four Hundred Four Shares of the Capital Stock of ARRAY BIOPHARMA INC. COMMON STOCK

                                                  FULLY PAID AND NON-ASSESSABLE

transferrable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this 18th day of May AD. 1998


        /s/                                         /s/ KEVIN KOCH
----------------------------------        --------------------------------------
          SECRETARY                                    PRESIDENT

================================================================================